UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

PIMCO Asset-Based Lending Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56764	33-4188434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Newport Center Drive, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

(949) 720-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On July 1, 2026, PIMCO Asset-Based Lending Company LLC (the “Company”) (including PIMCO Asset-Based Lending Company LLC - Series II) issued and sold the following unregistered limited liability company interests of the Company (the “Shares”) (with the final number of Shares of each class (each, a “Class”) being determined on July 28, 2026) to third party investors for cash:

Class	Number of Shares Sold(1)	Aggregate Consideration(1)
Anchor I Shares	971,675	$10,009,068
Anchor I-B Shares	1,193,995	12,303,176
Anchor II Shares	2,888,689	29,680,570
Anchor II-B Shares	—	—
Anchor III Shares	—	—
E Shares	35,598	368,367
Standard A Shares	10,261	105,353
Standard B Shares	—	—

(1)	Inclusive of Shares issued pursuant to the Company’s distribution reinvestment plan (the “DRIP”).

The offer and sale of Shares above were exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01	Other Events.

Net Asset Value

On July 28, 2026, Pacific Investment Management Company LLC, the Company’s operating manager, determined the net asset value (“Net Asset Value”) per Share, being the price at which sales of the Shares are made, of the following Classes of Shares as of June 30, 2026:

Class	Net Asset Value per Share
Anchor I Shares	$10.30
Anchor I-B Shares	10.30
Anchor II Shares	10.27
Anchor II-B Shares	10.30
Anchor III Shares	10.32
E Shares	10.35
Standard A Shares	10.27
Standard B Shares	10.30

The Net Asset Value of the Company’s outstanding Shares is also available on its website at https://pimco.com/palcoseriesii, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Distributions

On July 31, 2026, the Company declared distributions on the following Classes of Shares in the amounts per Share set forth below:

Class	Distribution
Anchor I Shares	$0.0722
Anchor I-B Shares	0.0648
Anchor II Shares	0.0698
Anchor II-B Shares	0.0626
Anchor III Shares	0.0767
E Shares	0.0769
Standard A Shares	0.0654
Standard B Shares	0.0582

The distributions for each Class of Shares are payable to holders of record at the close of business on July 31, 2026 and will be paid on or about August 20, 2026. The distributions will be paid in cash or reinvested in Shares of the Company for shareholders participating in the DRIP.

Share Repurchase

The Company intends but is not obligated to conduct quarterly repurchases for up to 5.0% of the aggregate Net Asset Value of its outstanding Shares (other than its V Shares) at a price based on the Net Asset Value per Share as of the last calendar day of the calendar quarter prior to the commencement of the applicable Share repurchase; provided that the Company may further limit the number of Shares subject to the quarterly repurchases of the Shares in accordance with the Company’s third amended and restated limited liability company agreement (as further amended, restated, supplemented or otherwise modified from time to time) (the “LLC Agreement”) and applicable securities law.

Repurchase transaction price per Share

Class	Repurchase Transaction Price per Share
Anchor I Shares	$10.30
Anchor I-B Shares	10.30
Anchor II Shares	10.27
Anchor II-B Shares	10.30
Anchor III Shares	10.32
E Shares	10.35
Standard A Shares	10.27
Standard B Shares	10.30

•	This is the price at which the Company expects to make repurchases of its applicable Share classes.

Repurchase request deadline – Tuesday, August 11, 2026

•

This is the date by which the Company must receive repurchase requests submitted by shareholders. If a repurchase request is received after 4:00 p.m. (Eastern Time) on this repurchase request deadline, such request will not be executed and, if a shareholder still wishes to have its shares repurchased, the request will need to be resubmitted after the start of the next calendar quarter.

Repurchase expected payment date – Tuesday, August 18, 2026

•	This is the date by which the Company intends to pay shareholders for any Shares accepted by the Company for repurchase.

Any Share repurchases will be made in accordance with, and subject to the conditions of, the Company’s amended and restated share repurchase plan (as further amended, restated, supplemented or otherwise modified from time to time) (the “Repurchase Plan”) and the LLC Agreement. The Company may choose to purchase fewer Shares than have been requested in any particular quarter, or none at all, in its discretion at any time. A copy of the Company’s latest Repurchase Plan and LLC Agreement will be filed in the Company’s periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible at www.sec.gov.

Special Note Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events or the Company’s future performance or financial condition.

In addition, words such as “anticipate,” “believe,” “expect,” “plan,” “seek” and “intend” and similar words or variations thereof may indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties, including factors outside of the Company’s control. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” and elsewhere in the Company’s latest registration statement on Form 10 and in the other reports and documents filed by the Company with the SEC. Other factors that could cause actual results to differ materially include, but are not limited to, changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism, natural disasters, epidemics or other events having a broad impact on the economy, and future changes in laws or regulations and conditions in the Company’s operating areas.

Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Current Report on Form 8-K should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements apply only as of the date of this Current Report on Form 8-K. Moreover, the Company assumes no duty and does not undertake to update the forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of June 30, 2026

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO ASSET-BASED LENDING COMPANY LLC

By:	/s/ Jason Mandinach
Name:	Jason Mandinach
Title:	Principal Executive Officer

Date: August 3, 2026